EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Provides Talapoosa Project Update

Coeur d’Alene, Idaho – December 7, 2016 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) provides a project update on Talapoosa including a current assessment of resource expansion opportunities, geochemical sampling results, and progress in the on-going metallurgical and geotechnical test work on the Talapoosa gold project in Lyon County, Nevada.

The Talapoosa resource consists of 1,012,802 ounces (oz) of gold at an average grade of 1.11 grams per tonne (“g/t”) gold and 13,649,358 oz of silver at an average grade of 14.97 g/t silver in the Measured & Indicated Resources (“M&I”) categories, with an additional 233,532 oz of gold at 0.72 g/t gold and 2,172,766 oz of silver at 6.65 g/t silver in the Inferred Resource category (See “Technical Report and Resource Estimate on the Talapoosa Project, Nevada”, effective March 24, 2015).  A positive Preliminary Economic Assessment (“PEA”) was completed and released on April 27, 2015 by WSP Canada which envisioned the project as an open-pit gold heap leach operation (“Preliminary Economic Assessment on the Talapoosa Project, Nevada, effective April 27, 2015).

Resource Expansion Opportunities

The Company announced a positive review of assay data from historic drill holes in areas northwest and southeast of, and contiguous to, the Talapoosa resource area as defined in the PEA (Figure 1).  Results from historic drilling identifies these areas as high priority drill targets for resource expansion as first noted in the NI 43-101 “Technical Report of the Talapoosa Project, Lyon County, Nevada, U.S.A.” effective September 17, 2010 and filed on SEDAR on  October 12, 2010.

Figure 1.  Resource Expansion Target Areas and Historic Drill Holes

Dyke Adit North
TAL-222
TAL-212
TAL-202
TAL-182
TAL-206
TAL-220
TAL-209
TAL-213
TAL-214
Basalt
Hornblende Porphyry
Andesite
Dacite
Talapoosa Resource Area
Talapoosa Project
Appaloosa Zone
Talapoosa Deposit
Basalt
Andesite
Alluvium
Andesite
N
1 km
TAL-280
TAL-282
TAL-272
CON-40
TAL-271
TAL-188
CON-10
CON-39
Southeast Extension
N
0
125
250
500
Meters
PEA Pit Outlines
Resource Expansion Target Areas
Vein Zones within Resource Area

Northwest of the PEA pit area at Dyke Adit North (Figure 1), a resource expansion target is defined based on nine existing, historic drill holes (Table 1) spaced over a strike extent of approximately 600 meters.  Historic drilling in this area included hole TAL-213 which intercepted 21.3 meters (“m”) of 5.43 g/t gold and 27.57 g/t silver, and TAL-220 which intercepted 73.2 m of 0.98 g/t gold and 27.26 g/t silver.

Table 1.  Historic Drill Hole Results in Dyke Adit North Target Area

Dyke Adit North
Hole	Hole Type	TD (m)	Azimuth°/ Inclination	From (m)	To (m)	Interval (m)	Au grade (g/t)	Ag grade (g/t)
TAL-182	RC	167.68	--/-90°	124.8	146.3	21.5	1.32	27.24
TAL-202	RC	195.12	20°/-70°	141.8	195.1	53.4	0.38	20.53
TAL-206	RC	143.29	10°/-60°	120.4	143.3	22.9	0.75	14.70
TAL-209	RC	213.41	15°/-60°	72.7	166.3	93.6	0.81	17.73
including:				72.7	89.4	16.7	1.43	37.54
including:				146.5	166.0	19.5	2.01	36.02
TAL-212	RC	189.02	--/-90°	115.9	169.2	53.4	0.87	39.35
TAL-213	RC	97.56	30°/-70°	41.2	62.5	21.3	5.43	27.57
TAL-214	RC	128.05	30°/-50°	59.5	70.1	10.6	0.09	22.59
TAL-220	RC	164.63	40°/-50°	68.6	141.8	73.2	0.98	27.26
TAL-222	RC	213.41	60°/-68°	147.9	213.4	65.5	0.94	14.31
including:				196.7	213.4	16.8	2.86	33.89

Notes:  See Table 2.

In the Southeast Extension area (Figure 1), eight of nine historic drill holes (Table 2) intercepted mineralization near or greater than 1 g/t gold in multi-meter intercepts distributed over approximately 600 meters of strike extension.  A ninth hole intercepted lower grade gold mineralization.  Highlights included hole TAL-271 which intercepted 41.0 m of 1.38 (g/t) gold and 23.32 g/t silver and hole TAL-282 that bottomed in 58.2 m of 1.09 g/t gold and 5.88 g/t silver.

Table 2.  Historic Drill Hole Results in Southeast Extension Target Area

Southeast Extension
Hole	Hole Type	TD (m)	Azimuth°/ Inclination	From (m)	To (m)	Interval (m)	Au grade (g/t)	Ag grade (g/t)
CON-10	RC	141.77	--/-90°	135.7	141.8	6.1	0.96	NA
CON-39	RC	176.83	--/-90°	123.2	129.6	6.4	0.57	NA
CON-40	RC	164.63	--/-90°	115.7	135.6	19.9	2.13	0.00
TAL-186	RC	146.34	40°/-70°	98.8	126.4	27.5	0.89	19.69
TAL-188	RC	176.83	40°/-60°	131.1	157.0	25.9	0.99	27.12
TAL-271	RC	152.44	--/-90°	94.6	135.6	41.0	1.38	23.32
TAL-272	RC	152.44	--/-90°	121.8	125.1	3.3	2.18	4.03
TAL-280	RC	150.91	--/-90°	54.6	82.3	27.8	0.93	9.62
TAL-282	RC	182.93	--/-90°	123.3	181.4	58.2	1.09	5.88

Table Notes:

 NA:  No assays reported; Reported drill intercepts are not true widths. At this time, there is insufficient data with respect to the shape of the mineralization to calculate its true orientation in space.  Historic drill data as reported here included in database reviewed as part of the NI 43-101 “Preliminary Economic Assessment on the Talapoosa Project, Nevada”, WSP Canada, Inc., effective April 27, 2015.

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The Southeast Extension and Dyke Adit North areas provide opportunities for resource expansion both along strike and down-dip.  Drilling permits are currently in place to allow initial start-up anticipated for early 2017.

Timberline’s President and CEO Steven Osterberg commented, “In addition to the existing resource at Talapoosa, we are very excited about the growth potential of the deposit as demonstrated by historic drill data which is expected to be used for a targeted drill program in 2017.  We believe the open extensions to the resource zone on-strike and at depth as currently defined could represent a substantial increase in the current published resource.”

Adjacent Appaloosa Zone Sampling

Timberline also released geochemistry results from surface rock sampling in the Appaloosa Zone, which is a seven-kilometer trend located two kilometers north of and parallel to the Talapoosa resource area largely within the property boundary.  Locally, erosional exposure within Talapoosa Gulch has exposed mineralized hydrothermal breccia, altered volcanic rocks, and vein material in historic adit dumps.

Sampling in 2016 (Figure 2) identified 5.5 g/t gold and 42.40 g/t silver over a 6.55 meter channel sample across exposed hydrothermal breccia.  Grab samples of vein material from existing waste dumps and altered outcrops assayed up to 17.4 g/t gold and 105.3 g/t silver (Table 3).  Geologic mapping indicates the breccia may be associated with a volcanic flow-dome complex.  A nearby historic (1995) drill hole (CON-45) completed by Miramar intercepted 1.66 g/t gold over 24.4 meters (“Technical Report of the Talapoosa Project, Lyon County, Nevada, U.S.A.” effective September 17, 2010).   The 7 km Appaloosa Zone remains otherwise untested to-date.

Figure 2.  Appaloosa Surface Rock Sample Assay Results in Talapoosa Gulch

Talapoosa Gulch Geochemical Sampling
Surface Rock Sample Locations
Drill Hole CON-45
Talapoosa Project
Appaloosa Zone
Talapoosa Deposit
Basalt
Andesite
Alluvium
N
1 km
Hornblende Porphyry
Channel Samples:
N601151 - N601157
6.55 m @ 5.5 g/t Au
& 42.4 g/t Ag
N601159
Lithic Tuffs
Alluvium
N601160
N601161
Dacite
Andesite
Hydrothermal Breccia
Drill Hole: CON-45
24.39 m @ 1.66 g/t
0
50
100
Meters
N

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Table 3.  Surface Rock Sample Geochemistry Results

Sample	Type	Sample Width (m)		Au (g/t) [1]		Ag (g/t)		Description
N601151	Channel	2.13		0.165	-	2.2	-	Dacite: propylitic altered
N601152		1.22		0.115		1.6		Dacite: propylitic altered
N601153		1.52	6.55[2]	1.669	5.5[3]	10.5	42.4[3]	Dacite: Argillic altered
N601154		1.37		0.171		1.7		Dacite: Argillic altered
N601155		1.52		18.0		129.4		Hydrothermal Breccia
N601156		2.13		2.572		29.2		Hydrothermal Breccia
N601157		1.52		0.168	-	2.3	-	Dacite: propylitic altered
N601158	Grab	-		17.4		105.3		Quartz vein material from dump
N601159		-		1.980		18.1		Quartz vein material from dump
N601160		-		3.379		8.1		chalcedony vein
N601161		-		0.932		9.2		Vein Material from dump

Notes:

[1] Analysis completed by Bureau Veritas Mineral Laboratories, Sparks NV by crush, split,  and pulverized 1 kg sample split to 200 mesh; Au analyzed by 30 g fire assay with AAS finish, with follow-up Gravimetric finish on >10 ppm Au samples;  Ag assay by 4 Acid digestion ICP-ES analysis

[2] Composite channel sample width

 [3]Composite channel sample assay

Mr. Osterberg continued, “In addition to Talapoosa, the results from the surface sampling and the nearby historic drill hole demonstrate the parallel Appaloosa Zone is at least locally mineralized with gold and silver and provides a substantial opportunity for a new discovery within the property holding.”

Talapoosa Metallurgical Test Program

The Company also announced progress in the metallurgical and geotechnical program at Talapoosa begun recently (see press release on July 20, 2016).  The program is designed as an initial test to optimize crushing and gold and silver recoveries from mineralized material.

Four composite samples from two zones representing the majority of the Talapoosa deposit were crushed using High Pressure Grinding Roll (“HPGR”) technology.  Crushed materials have undergone successful agglomeration and permeability tests and have been loaded into columns for gold leaching to simulate heap leach pad processing.

Mr. Osterberg added, “We are encouraged by the benefits of using HPGR technology and the agglomeration and permeability test results.  We look forward to the column leach test data from the on-going metallurgical program.  With follow-up verification, we anticipate that these results will confirm gold and silver production at an attractive low-cost per ounce basis as estimated in the Project PEA.

4 | TIMBERLINE RESOURCES

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada, including its Talapoosa project in Lyon County, where the Company has completed and disclosed a positive preliminary economic assessment.  Timberline also controls the 23 square-mile Eureka property, with its Lookout Mountain and Windfall project areas lying on the Battle Mountain-Eureka gold trend.  Exploration potential occurs within three separate structural-stratigraphic trends defined by distinct geochemical gold anomalies.  Timberline also owns the Seven Troughs property in northern Nevada, known to be one of the state's highest grade, former producers.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These statements include but are not limited to statements regarding high priority targets and opportunities for resource expansion along strike and down dip, timeline to start a targeted drill program in 2017, growth potential of the Talapoosa resource, the percent of potential resource expansion, a substantial opportunity for new discovery, the benefits of using HPGR technology, results that may confirm gold and silver production at an attractive low-cost per ounce basis as estimated in the Project PEA, gold and silver recoveries at Talapoosa, agglomeration tests and results, timing of further testing and results, the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks related to changes in the Company’s business and other factors, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2015.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg,

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website:  www.timberline-resources.com

5 | TIMBERLINE RESOURCES